UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2013

O’REILLY AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Patterson

Springfield, Missouri 65802

(Address of principal executive offices, Zip code)

(417) 862-6708

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

            [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 7, 2013, the Board of Directors (the “Board”) of O’Reilly Automotive, Inc. (the “Company”) amended its stock ownership requirement for its Chief Operating Officer and Chief Financial Officer so that it now also applies to its Executive Vice Presidents.  The Board believes that its amended stock ownership requirements further align the interests of the Company’s management with those of its shareholders.  The stock ownership requirements, as amended, are identified below:

•	Chief Executive Officer – maintain a minimum ownership requirement of five times base salary
•	Chief Financial Officer, Chief Operating Officer and Executive Vice Presidents – maintain a minimum ownership requirement of three times base salary
•	Senior Vice Presidents – maintain a minimum ownership requirement of two times base salary

The executives listed above must comply with and maintain the stock ownership requirements within five years of May 3, 2011, the effective date of the requirements, or within five years of the attainment of an applicable position.  Shares included in the determination of the stock ownership requirements are identified below:

•	Shares owned directly
•	Shares owned through the Company’s Employee Stock Purchase Plan
•	Shares of stock equivalents held in the Company’s Profit Sharing Plan
•	Restricted shares awarded by the Company, which have vested
•	Stock options granted by the Company, which have vested

If any of the executives listed above fails to comply with these ownership requirements within the specified time period, such person will be required to hold 50% of net after-tax shares received upon the exercise of any stock option and will be restricted from selling shares of the Company until compliance is achieved.  The requirements no longer apply to an executive upon reaching the age of 62 and, in addition, the Board has discretion to waive the requirements for an executive in its sole discretion.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As approved by the Company’s shareholders at its 2013 Annual Meeting of Shareholders held on May 7, 2013 (the “Annual Meeting”), the Company’s Articles of Incorporation, as amended (the “Articles”), have been further amended to (i) eliminate the classified structure of the Board and to provide for the annual election of directors as the existing terms expire, (ii) grant shareholders owning not less than 25% of the voting power of all outstanding shares of the Company’s common stock to require the company to call a special meeting of shareholders and (iii) eliminate unnecessary and outdated provisions and to make minor revisions to conform to current state laws and clarify.

Upon shareholder approval of these proposals, (i) the Board approved the filing of the Amended and Restated Articles of Incorporation containing all approved amendments and (ii) conforming amendments to the Company’s Bylaws, as amended (the “Bylaws”) set forth in the Company’s Definitive Proxy Statement dated March 22, 2013 became effective as well.

In addition to the amendments to the Company’s Articles and Bylaws described in the Proxy Statement, the Board adopted the following additional amendments to the Company’s Bylaws which became effective on May 7, 2013 (such amendments to be memorialized in an Amended and Restated Bylaws):

•	Amended Article II, Section 1 to allow the Board discretion to set the date and time of the annual meeting of shareholders each year.
•	Amended Article II, Section 4 to require notice of meetings to be delivered not less than 10 nor more than 70 days (changed from not less than 10 nor more than 50 days) before the date of the meeting.
•

Amended Article II, Section 12 to require shareholders to deliver advance written notice regarding business to be brought before an annual meeting and director nominations not less than 90 days nor more than 120 days (changed from not less than 60 days nor more than 90 days) prior to the meeting.  Accordingly, a notice of a shareholder proposal for the 2014 Annual Meeting, submitted outside of Rule 14a-8 under the Exchange Act, will be timely if received by the Secretary of the Company not later than February 6, 2014, and not earlier than January 7, 2014.

•

Add a new Article XIII providing for mandatory indemnification of officers, including advancement of expenses, that such indemnification is non-exclusive of other rights to which those seeking indemnification may be entitled and that no person shall be indemnified if such person’s conduct is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

The foregoing descriptions of the amendments to the Company’s Articles and Bylaws are qualified in their entirety by reference to the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws that are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K.  In addition, a more complete description of the amendments to the Articles adopted at the Annual Meeting and the corresponding Bylaw amendments is set forth in the Company’s Definitive Proxy Statement dated March 22, 2013 filed with the Securities and Exchange Commission.

Item 5.07 - Submission of Matters to a Vote of Security Holders

Of the 111,337,049 shares entitled to vote at the Annual Meeting, 99,492,090 shares were present at the meeting in person or by proxy.  At the Annual Meeting, Larry O’Reilly, Rosalie O’Reilly-Wooten and Thomas T. Hendrickson were elected as Directors of the Company, to hold office until the annual meeting of the Company’s shareholders in 2014 and until his or her successor has been duly elected and qualified.  The shareholders also approved, by a non-binding, advisory vote, the 2012 compensation of the Company’s Named Executive Officers.  Additionally, the shareholders voted to approve amendments to the Company’s Articles of Incorporation, as amended, to eliminate the classified structure of the Board, to provide for the annual election of Directors, to grant shareholders owning not less than 25% of the voting power of all outstanding shares of the Company’s common stock to require the Company to call a special meeting of shareholders and to eliminate unnecessary and outdated provisions and make minor revisions to conform to current state laws and clarify.  The shareholders also voted for the ratification of the appointment of Ernst and Young, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2013.  The tabulation of the voting results is identified below:

(a)

The individuals listed below were elected as Directors, to hold office until the annual meeting of the Company’s shareholders in 2014 and until his or her successor has been duly elected and qualified, and with respect to each such Director, the number of shares voted for, against, withheld and broker non-votes are identified below:

	Number of Shares
Name of Nominee	Voted For	Voted Against	Withheld	Broker Non-Votes
Larry O'Reilly	76,863,922	10,641,080	3,314,693	8,672,395
Rosalie O'Reilly-Wooten	76,859,321	10,649,122	3,311,252	8,672,395
Thomas T. Hendrickson	88,475,744	2,091,766	252,185	8,672,395

The individuals listed below are Directors whose term of office continued after the meeting:

Term expiring in 2014:	Term expiring in 2015:
David E. O'Reilly	Charles H. O'Reilly, Jr.
Jay D. Burchfield	John Murphy
Paul R. Lederer	Ronald Rashkow

(b)

The proposal to amend the Company’s Articles of Incorporation, as amended, to eliminate the classified structure of the Board of Directors and to provide for the annual election of Directors as the existing terms expire resulted in the number of shares voted for, against, abstained and broker non-votes as identified below:

Number of Shares
Voted For	Voted Against	Withheld	Broker Non-Votes
90,495,714	218,753	105,228	8,672,395

(c)

The proposal to amend the Company’s Articles of Incorporation, as amended, to grant shareholders owning not less than 25% of the voting power of all outstanding shares of the Company’s common stock to require the Company to call a special meeting of shareholders resulted in the number of shares voted for, against, abstained and broker non-votes as identified below:

Number of Shares
Voted For	Voted Against	Withheld	Broker Non-Votes
90,594,667	121,104	103,924	8,672,395

(d)

The proposal to amend the Company’s Articles of Incorporation, as amended, to eliminate unnecessary and outdated provisions and to make minor revisions to conform to current state laws and clarify resulted in the number of shares voted for, against, abstained and broker non-votes as identified below:

Number of Shares
Voted For	Voted Against	Withheld	Broker Non-Votes
90,716,098	30,512	73,085	8,672,395

(e)

The non-binding, advisory vote on the approval of the 2012 compensation of the Company’s Named Executive Officers resulted in the number of shares voted for, against, abstained and broker non-votes as identified below:

Number of Shares
Voted For	Voted Against	Withheld	Broker Non-Votes
85,002,808	3,690,822	2,126,065	8,672,395

(f)

The ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2013, resulted in the number of shares voted for, against and abstained as identified below:

Number of Shares
Voted For	Voted Against	Withheld
98,419,755	968,086	104,249

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2013	O’REILLY AUTOMOTIVE, INC.

By: /s/ Thomas McFall
Thomas McFall
Executive Vice-President of Finance and Chief Financial Officer
(principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company